Palmer Square Absolute Return Fund
A series of the Investment Managers Series Trust

Supplement dated February 6, 2013, to the
Summary Prospectus dated September 4, 2012, and the Prospectus and the Statement of Additional Information dated August 31, 2012, as supplemented on December 21, 2012

Effective immediately, Fountain Capital Management, LLC no longer serves as a sub-advisor to the Fund.

Please file this Prospectus Supplement with your records.

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